Fe br ua ry 2 02 5 RIVERSIDE CLUB – RUSKIN, FL Sun Communities, Inc. (NYSE: SUI) Investor Presentation

Cautionary Statement Regarding Forward-Looking Statements 2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:  Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry and the markets within which the Company operates;  Difficulties in the Company's ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  Risks that the announced sale of Safe Harbor (the “Safe Harbor Sale”) disrupts current plans and operations;  The ability of the Company to complete the Safe Harbor Sale on a timely basis or at all  The impacts of the announcement or consummation of Safe Harbor Sale on business relationships;  The anticipated cost related to the Safe Harbor Sale;  The ability for the Company to realize the anticipated benefits of the Safe Harbor Sale, including with respect to tax strategies, or at all.  The Company's liquidity and refinancing demands;  The Company's ability to obtain or refinance maturing debt;  The Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Outbreaks of disease and related restrictions on business operations;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and pound sterling;  The Company's ability to maintain rental rates and occupancy levels;  The Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  The Company's remediation plan and its ability to remediate the material weaknesses in its internal control over financial reporting;  Expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;  Increases in interest rates and operating costs, including insurance premiums and real estate taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company's capital stock;  The Company's ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured homes; Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING GUIDANCE This presentation includes certain estimates and assumptions included in the Company’s financial, earnings and operational guidance, as presented in its earnings press release and supplemental operating and financial data dated February 26, 2025. These estimates and assumptions represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through February 26, 2025. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity including the proposed sale of Safe Harbor. These estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

Safe Harbor Marinas Sale 3SAFE HARBOR PUERTO DEL REY – FAJARDO, PR

Compelling Strategic Rationale for Sale of Safe Harbor Marinas 4Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. Re-focuses Business Strategy  Post-transaction, Sun’s North American MH and RV portfolio is expected to account for approximately 90% of NOI of Sun  This will streamline Sun’s strategic focus as a pure-play MH and RV owner and operator Enhances Financial & Strategic Flexibility  The transaction, once completed, is expected to meaningfully de-leverage Sun’s balance sheet  Initially, Sun expects its net debt to trailing 12 months EBITDA, on a pro forma basis, to be reduced from approximately 6.0x to between 2.5x to 3.0x at closing Reinforces Focus on Durable Annual Income Streams  The transaction will reduce Sun’s exposure to SRD&E and other non-annual income streams  Sun expects the transaction to positively impact its financial metrics on margin profile, overhead efficiency, capital expenditure requirements and revenue-to-cash flow conversion Realizes Substantial Embedded Gain  The transaction is expected to monetize a successful investment, generating strong returns for shareholders, including an estimated book gain of approximately $1.3 billion from Sun’s approximately four-year ownership of Safe Harbor

Sale of Safe Harbor Marinas to Blackstone Infrastructure 5Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. SAFE HARBOR VENTURA ISLE – VENTURA, CA SAFE HARBOR BELLE MAER – HARRISON TOWNSHIP, MI Transaction All-cash transaction for 100% of Sun’s interests in Safe Harbor Marinas Transaction Value $5.65 billion, subject to certain adjustments Implied Valuation Approximate 21x multiple on Safe Harbor’s 2024 FFO Reverse Termination Fee $565 million fee payable by buyer upon Sun’s termination of the purchase agreement due to an uncured material breach of the purchase agreement by buyer or due to buyer’s failure to close when otherwise obligated under the purchase agreement Realized Gain Estimated book gain of approximately $1.3 billion Net Proceeds Expected pre-tax proceeds of approximately $5.5 billion after transaction costs Use of Proceeds Proceeds expected to strengthen Sun’s balance sheet and are anticipated to be used to support a combination of debt reduction, distributions to shareholders, and reinvestment in Sun's core businesses. Pro Forma Leverage Initially, Sun expects its net debt to trailing 12 months EBITDA, on a pro forma basis, to be reduced from approximately 6.0x to between 2.5x and 3.0x at closing Tax Treatment Sun is actively evaluating its available strategies to maximize efficiency for Sun and its shareholders with respect to gains realized from the transaction, including various tax and distribution options. Expect to provide further guidance on tax implications prior to closing. Closing / Timing The transaction is subject to customary closing conditions, and the initial closing is expected in the second quarter of 2025. Certain properties representing approximately 10% of the total consideration may be transferred and paid for in one or more subsequent closings, subject to receipt of certain third-party approvals. The transaction is not subject to a financing contingency. [x]SAFE HARBOR NEWPORT SHIPYARD – NEWPORT, RI

MH 58% RV 32% UK 10% Sun Communities – Company Highlights 6Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Chart excludes 2024 Marina Rental Revenue. Including Marina Rental Revenue , the FY2024 Rental Revenue Breakdown is: 45% MH, 25% RV, 22% Marinas and 8% UK. Stable, Resilient Real Property Operations Drive Growth Leading Owner and Operator of Manufactured Housing (“MH”) and Recreational Vehicle (“RV”) Communities Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Through Economic Cycles Long-Term Track Record of Growth Investment Grade Balance Sheet Robust Sustainability Initiatives NORWAY COMMONS – NORWAY, ME 2024 Rental Revenue Breakdown(1)

# Leading Owner and Operator of MH and RV

- With ~176,400 operational sites, Sun is the largest publicly traded owner and operator of MH and RV

## MH

- Largest publicly traded owner / operator of MH communities in North America:
  - 288 MH Communities
  - 97K sites
- 97.3% Occupied


LA COSTA VILLAGE – PORT ORANGE, FL

## RV

- 166 best-in-class RV communities with 57K sites located in highly desirable destinations
- 32K annual sites in North America
- 25K transient RV sites in North America, 40% - 50% of which are candidates for conversion to annual leases


SUN RETREATS WILD ACRES – ORCHARD BEACH, ME

## UK

- 2nd largest owner and operator in the UK:
  - 53 holiday parks
  - ~18K MH sites
  - ~4K transient sites
- 89.7% Occupied


CHICHESTER LAKESIDE – SUSSEX, UK

SUN

Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

7

$- $200 $400 $600 $800 $1,000 $1,200 $1,400 2020 2021 2022 2023 2024 2025E Resilient Real Property Operations Drive Growth 8 Real Property NOI is the primary driver of results, with MH accounting for more than two-thirds of it excluding marinas Growth Driver Detail – MH, RV & UK Real Property NOI (in mms) Rental Income Generates 90% of NOI (1) Forecasted consolidated NOI for the year ending December 31, 2025 Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Forecasted for the year ending December 31, 2025, excluding marinas (1) Real property 90% Home Sales 8% Service, retail, dining and entertainment 2%

7.7% 9.1% 7.1% 6.9% 6.7% 7.3% 4.0% 11.2% 5.4% 6.2% 3.7% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.8% 7.6% 8.7% 6.0% 5.1% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E CPI-U 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.4% 4.6% 6.4% 5.5% 5.2% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E CPI-U Robust Fundamentals Continue to Drive Performance 9 Steady, Organic Growth MH Average Rental Rate Increases RV Average Rental Rate Increases Occupancy Same Property NOI Growth(3) 10-Year Actual Average Same Property NOI Growth: 6.8% 10-Year Actual Average Rental Rate Growth: 4.2% 10-Year Actual Average Rental Rate Growth: 5.4% Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Preliminary 2025 rental rate increases. CPI-U 12-month percentage change as of December 2024. 2) Same Property MH and Annual RV occupancy, adjusted for recently completed but vacant expansion sites. 3) Same Property NOI Growth for MH and RV only. 5.6% (1) (1) 95.9% 96.6% 97.3% 98.0% 98.4% 98.8% 98.9% 98.6% 98.9% 99.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Same Property Occupancy(2) 4.3%

4Q & FY24 Performance and Business Update • Reported Core FFO per Share of $1.41 and $6.81 for the quarter and year ended December 31, 2024, respectively • North America Same Property NOI growth of 5.7% in for the fourth quarter of 2024 and 4.1% for the full year 2024 compared to 2023 • ~3,200 revenue producing site gains across our MH and RV communities in North America, inclusive of ~2,300 transient to annual RV conversions • UK achieved ~2,950 home sales for FY24, exceeding guidance • Established 2025 Guidance: expecting North America MH and RV total same property NOI growth of 4.3% - 5.6% and Core FFO per Share (excluding marinas) of $4.81 - $5.05 • Strong 2025 Rental Rate Increases(1): North America MH 5.2%, Annual RV 5.1% and UK 3.7% 10 Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Based on rent increase notices sent as of December 31, 2024 4Q and FY24 Performance, 2025 Guidance Strategic Business Optimization & Financial Strength • Non- Strategic Asset Dispositions: Sold ~$570 million of non-strategic assets in 2024 – 2025 YTD • Balance Sheet Strength: Net debt / TTM recurring EBITDA at 6.0x, with floating rate debt reduced to 8.6% as of December 31, 2024 • Debt Reduction: Paid down ~$424 million in FY24, lowering floating rate debt exposure from 16.4% to 8.6% since December 2023 • Disciplined Capital Allocation: Non-recurring capital expenditures reduced by $315mm / 48% in year-over-year • Operational Efficiency: Identified $15–$20 million in potential operating expense and G&A savings on a run- rate basis • Leadership Focus: John McLaren rejoined as President to lead restructuring efforts and oversee key initiatives, bringing 14 years of experience as Sun’s former COO

Compelling Supply-Demand Fundamentals 11 Manufactured Housing (MH) – North America Source: Company information, U.S. Bureau of Labor Statistics., Wall Street Research and Zillow. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) MH sites in North America only (January 2022 – December 2024). BOWLAND FELL- YORKSHIRE, UK  Virtually no new supply has been added for years  Sun MH Communities provide 25% more space than multi-family and single- family rentals at ~50% less cost per square foot  Average resident tenure of ~19 years(1) generates steady, growing rental revenue, then home generally sells in place  Annual home move-outs in Sun’s MH communities average 0.4%(1)  Low turnover driven by a $6k - $10k average cost for a resident to move a home  North America MH portfolio 97.3% occupied at December 31, 2024  96.6% average occupancy for the five years ended December 31, 2024 Demand Supply Residents Moved into MH Communities in Record Numbers US unemployment rate and SUI same property occupancy LOST DUTCHMAN – APACHE JUNCTION, AZ 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 SU I S am e Pr op er ty O cc up an cy U S U ne m pl oy m en t R at e US Unemployment Rate SUI Same Property Occupancy 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 2021 2022 2023 US Inventory Growth by Property Type Manufactured Housing Multifamily

# Compelling Supply-Demand Fundamentals

RV

## Continued Demand for Affordable Vacationing Despite Declining RV Sales

*Growth in annual RV shipments and historical RV revenue growth*



46.2%
4.8%
0.8%
6.6%
4.2%
5.4%
13.2%
4.9%
-32.9%
-30.1%
2008
2009
2010
2011
2012
RV Shipments(1)
RV Revenue(2)

## Annual Active Camping Households

*(in mms)*



5.9% CAGR
32
35
37
39
39
42
48
57
58
54
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

- Installed base: **11.2 million** households own an RV versus **1.7 million** RV campsites in the U.S.
- From 2008-2012, RV revenue for a portfolio of independent, single park operators grew at a **4.4%(2) CAGR**
- RVs stay in Sun's communities for **~8 years** on average(3)

- **Nearly 22 million** new camping households since 2014 and a **98%** increase in the number of households who camp three or more times annually
- **80%** of campers integrated camping with other travel forms such as stays at hotels or resorts, lodges or vacation homes
- Sun's RV communities offer affordable vacations where the average trip is **2-3 hours** from a customer's home address

*Source: Company information, KOA and RVIA. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.*

1) *New RV shipments.*
2) *Represents a portfolio of independently owned and operated RV community franchises that the Company did not have an interest in until after the period shown.*
3) *Annual Average (January 2022 – December 2024) and excludes transient RV sites.*

12

# Compelling Supply-Demand Fundamentals

## UK

### Business Model

**Real Property NOI:**

- Strong historical and expected income growth
  - 10-year same property average rental rate increase of 5.2%
  - Expecting 3.7% rental rate increase in 2025
- Strategic goal of increasing real property NOI contribution relative to home sales

**Home Sales NOI:**

- Existing resident turnover in communities is largest driver of home sales volume (~60%)
- Upgrade campaigns with existing residents allow for home sales without using incremental sites (~20%)
- Expansion of select communities creates new vacancy, which generates home sales and additional site fees (~10%)
- Transient-to-annual conversions of hire fleet (rental homes) depending on demand (~10%)

### Supply & Demand

- Irreplaceable coastal 'destination' locations that are short drives from London and other urban locations
- Numerous barriers to entry including strict regulations and scarcity of land
- UK holiday community market is highly fragmented
- Brexit and other macroeconomic structural factors create demand for domestic vacationing throughout UK
- FY24 home sales of 2,948 and 292 through February 23, 2025
- Majority of Sun's holiday parks are owner-occupied on **20+ year licenses** subject to annual rent increases
- Average resident tenure **7 - 8 years**
  - Strong resident retention continued in 2024, increasing real property NOI contribution



CHANTRY HOLIDAY PARK – YORKSHIRE, UK

*Source: Company information, Wall Street Research and Zillow. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.*

13

# Sun's Track Record of NOI Growth

- Resilient demand, high barriers to entry, and Sun's investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth
- For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth
- Over the same period, Sun's average annual same property NOI growth was 5.2%, which is ~220bps greater than that of multifamily REITs of 3.0%

## Same Property NOI Growth

Quarterly Year-over-Year Growth Since 2000



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
3Q00
3Q01
3Q02
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18
3Q19
3Q20
3Q21
3Q22
3Q23
3Q24
Sun Communities
Multifamily REITs(1)

## CAGR Since 2000



5.2%
3.0%
3.2%
Sun Communities
Multifamily REITs(1)
REIT Industry(2)

Source: Citi Research, September 2024. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix..

1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR.
2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs.

14

Sun’s Same Property Operating Expenses 15 2025E Same Property Operating Expenses North America (MH and RV only) OAKWOOD VILLAGE – MIAMISBURG, OH Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. SUN OUTDOORS OCEAN CITY GATEWAY – WHALEYVILLE, MD Payroll & Benefits 30% Real Estate Taxes 20%Other 11% Supplies & Repair 16% Utilities 15% Legal, Local Taxes & Insurance 9%

# Investment Grade Balance Sheet

## Upcoming Mortgage Maturities *($ in millions)*(1)(2)



% of Total
0.8%
10.7%
0.1%
5.0%
5.5%
$48
$651
$4
$304
$335
2025
2026
2027
2028
2029

## Credit Statistics

**Rate Type**(1)



8.6% variable rate
91.4% fixed rate

**BBB**
S&P Global

**Baa3**
Moody's

## Total Debt Outstanding *($ in millions)*(1)(2)

*As of Dec 31, 2024*

| | |
|---|---|
| Revolving Credit Facilities | $1,413.1 |
| **Total Line of Credit and Other Debt Outstanding** | **$1,413.1** |
| Mortgage Loans Payable (Secured Debt) | $3,212.2 |
| Secured Borrowings on Collateralized Receivables | 51.2 |
| Unsecured Notes (Bonds) | 2,676.3 |
| **Total Debt Outstanding** | **$7,352.8** |
| **Net Debt / TTM EBITDA** | **6.0x** |

## Encumbrance(1)

**Gross Asset Value**



Encumbered 21.0%
Unencumbered 79.0%

**78.9%**
Properties Unencumbered

**70.0%**
NOI Unencumbered(3)

Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

1) As of December 31, 2024.
2) For further debt breakdown, please refer to the Supplemental for the quarter ended December 31, 2024.
3) Calculated using trailing 12-months NOI for the quarter ended December 31, 2024.

SUN

16

# Robust Sustainability Initiatives

- Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate
- Current initiatives to advance our Sustainability platform include policy enhancement, establishing environmental targets and expanding our data coverage

## Sustainability Highlights[1]

| Environmental | Social | Governance |
| --- | --- | --- |
| **Climate Change Goals**<br>Established 2022 as baseline for long-term reductions goals | **IDEA**<br>Launched three employee resource groups | **BoD Nominating and Corporate Governance Committee**<br>Oversees all Sustainability initiatives |
| **On-Site Solar Generation**<br>Generated 11,600 Mwh in 2023, equivalent to 3% of total electrical usage | **Internal Training Program**<br>Offers 300+ courses to team members | **BoD Composition**<br>Added 2 new board members in February 2024 |
| **Framework Reporting**<br>Reporting to S&P CSA and CDP | **Supplier Assessments**<br>Completed sustainability assessments with ten key suppliers | **Enterprise Risk Management Committee**<br>Identifies, monitors and mitigates risks across the organization |
| **Risk Assessments**<br>Completed climate, water and biodiversity risks assessments on all properties | **Sun Unity**<br>Sun's social responsibility program, reporting over 16K volunteer hours in 2023 | **Comprehensive Policies and Procedures**<br>Foster sound corporate governance |

*Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.*

*1) Performance and initiatives for the 2023 reporting year are referenced.*

17

Appendix 18HEMLOCKS – TILTON, NH

Defined Non-GAAP Terms 19 Investors and analysts following the real estate industry use non-GAAP supplemental performance measures, including net operating income ("NOI"), earnings before interest, tax, depreciation and amortization ("EBITDA") and funds from operations ("FFO") to assess REITs. The Company believes that NOI, EBITDA and FFO are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, NOI, EBITDA and FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate the Company’s ability to incur and service debt; EBITDA also provides further measures to evaluate the Company's ability to fund dividends and other cash needs. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI Total Portfolio NOI - The Company calculates NOI by subtracting property operating expenses and real estate taxes from operating property revenues. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of properties performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company's financial performance or GAAP net cash provided by operating activities as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a key management tool used when evaluating performance and growth of the Company's Same Property portfolio. The Company believes that Same Property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same property portfolio from one period to the next. Same Property NOI does not include the revenues and expenses related to home sales, service, retail, dining and entertainment activities at the properties. EBITDA EBITDAre - Nareit refers to EBITDA as "EBITDAre" and calculates it as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Recurring EBITDA - The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company's performance on a basis that is independent of capital structure ("Recurring EBITDA"). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company's cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow provided by / used for operating, investing and financing activities as measures of liquidity. FFO FFO - Nareit defines FFO as GAAP net income (loss), excluding gains (or losses) from sales of certain real estate assets, plus real estate related depreciation and amortization, impairments of certain real estate assets and investments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company's operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related impairment and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO Core FFO - In addition to FFO, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of the Company's core business ("Core FFO"). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company's liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company's interpretation of standards established by Nareit, which may not be comparable to FFO reported by other REITs that interpret the Nareit definition differently.

# Net Income to FFO Reconciliation

*(amounts in millions except per share data)*

| | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 | Year Ended December 31, 2022 |
|---|---|---|---|---|---|
| Net Income / (Loss) Attributable to SUI Common Shareholders | $ (224.4) | $ (80.9) | $ 89.0 | $ (213.3) | $ 242.0 |
| Adjustments | | | | | |
| Depreciation and amortization | 169.4 | 176.7 | 677.5 | 657.2 | 599.6 |
| Depreciation on nonconsolidated affiliates | 0.2 | - | 0.5 | 0.2 | 0.1 |
| Asset impairments | 38.9 | - | 71.4 | 10.1 | 3.0 |
| Goodwill impairment | 180.8 | - | 180.8 | 369.9 | - |
| Loss on remeasurement of marketable securities | - | 8.0 | - | 16.0 | 53.4 |
| (Gain) / loss on remeasurement of investment in nonconsolidated affiliates | (0.1) | (0.3) | (6.6) | 4.2 | 2.7 |
| Loss on remeasurement of notes receivable | 35.4 | 103.6 | 36.4 | 106.7 | 0.8 |
| Loss on remeasurement of collateralized receivables and secured borrowings, net | - | 0.4 | - | 0.4 | - |
| Gain on dispositions of properties, including tax effect | (15.1) | (13.9) | (203.6) | (8.9) | (12.2) |
| Add: Returns on preferred OP units | 3.2 | 3.2 | 8.3 | 11.8 | 9.5 |
| Add: Income / (loss) attributable to noncontrolling interests | (9.8) | (6.5) | 4.8 | (8.1) | 10.4 |
| Gain on dispositions of assets, net | (6.0) | (9.0) | (27.1) | (38.0) | (54.9) |
| FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities | $ 172.5 | $ 181.3 | $ 831.4 | $ 908.2 | $ 854.4 |
| Adjustments | | | | | |
| Business combination expense | - | - | 0.4 | 3.0 | 24.7 |
| Acquisition and other transaction costs | 3.7 | 12.7 | 19.6 | 25.3 | 22.7 |
| Loss on extinguishment of debt | - | - | 1.4 | - | 4.4 |
| Catastrophic event-related charges, net | 16.7 | 6.0 | 27.1 | 3.8 | 17.5 |
| Loss of earnings - catastrophic event-related charges, net | (8.1) | (2.8) | 3.4 | 2.1 | 4.8 |
| (Gain) / loss on foreign currency exchanges | 19.6 | (6.2) | 25.8 | 0.3 | (5.4) |
| Other adjustments, net | (18.0) | (17.8) | (27.2) | (27.4) | 0.4 |
| Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities | $ 186.4 | $ 173.2 | $ 881.9 | $ 915.3 | $ 923.5 |
| Weighted Average Common Shares Outstanding - Diluted | 132.3 | 129.0 | 129.5 | 128.9 | 125.6 |
| FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share | $ 1.30 | $ 1.41 | $ 6.42 | $ 7.05 | $ 6.80 |
| Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share | $ 1.41 | $ 1.34 | $ 6.81 | $ 7.10 | $ 7.35 |

| | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | December 31, 2024 | December 31, 2023 |
|---|---|---|---|---|
| Hurricane Ian - Three Fort Myers, Florida RV communities impaired | | | | |
| Estimated loss of earnings in excess of the applicable business interruption deductible | $ 4.0 | $ 5.1 | $ 19.2 | $ 21.9 |
| Insurance recoveries received for previously estimated loss of earnings | (11.3) | (7.9) | (16.3) | (19.7) |
| Other catastrophic weather events - four Florida communities and one New Hampshire community | | | | |
| Estimated loss of earnings in excess of the applicable business interruptions deductible | 0.5 | - | 1.8 | (0.1) |
| Estimated loss of earnings in excess of the applicable business interruption deductible, net | (1.3) | - | (1.3) | - |
| Loss of earnings - catastrophic event-related charges, net | $ (8.1) | $ (2.8) | $ 3.4 | $ 2.1 |

SUN

*Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information.*

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# Net Income to NOI Reconciliation

| (amounts in millions) | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 | Year Ended December 31, 2022 |
|---|---|---|---|---|---|
| Net Income / (Loss) Attributable to SUI Common Shareholders | $ (224.4) | $ (80.9) | $ 89.0 | $ (213.3) | $ 242.0 |
| Interest income | (5.3) | (4.8) | (20.7) | (45.4) | (35.2) |
| Brokerage commissions and other revenues, net | (17.2) | (15.3) | (40.2) | (60.6) | (34.9) |
| General and administrative | 76.7 | 78.3 | 295.3 | 272.1 | 257.4 |
| Catastrophic event-related charges, net | 16.7 | 6.0 | 27.1 | 3.8 | 17.5 |
| Business combination expense | - | - | 0.4 | 3.0 | 24.7 |
| Depreciation and amortization | 170.2 | 177.7 | 680.7 | 660.0 | 601.8 |
| Asset impairments | 38.9 | - | 71.4 | 10.1 | 3.0 |
| Goodwill impairment | 180.8 | - | 180.8 | 369.9 | - |
| Loss on extinguishment of debt | - | - | 1.4 | - | 4.4 |
| Interest expense | 83.2 | 85.9 | 350.4 | 325.8 | 229.8 |
| Interest on mandatorily redeemable preferred OP units / equity | - | 0.6 | - | 3.3 | 4.2 |
| Loss on remeasurement of marketable securities | - | 8.0 | - | 16.0 | 53.4 |
| (Gain) / loss on foreign currency exchanges | 19.6 | (6.2) | 25.8 | 0.3 | (5.4) |
| Gain on disposition of properties | (16.3) | (13.9) | (202.9) | (11.0) | (12.2) |
| Other (income) / expense, net | 2.4 | 2.0 | (3.2) | 7.5 | 2.1 |
| Loss on remeasurement of notes receivable | 35.4 | 103.6 | 36.4 | 106.7 | 0.8 |
| Income from nonconsolidated affiliates | (3.0) | (15.5) | (9.5) | (16.0) | (2.9) |
| (Gain) / loss on remeasurement of investment in nonconsolidated affiliates | (0.1) | (0.3) | (6.6) | 4.2 | 2.7 |
| Current tax (benefit) / expense | (2.2) | 0.6 | 4.3 | 14.5 | 10.3 |
| Deferred tax benefit | (23.1) | (8.3) | (39.6) | (22.9) | (4.2) |
| Add: Preferred return to preferred OP units / equity interests | 3.2 | 3.3 | 12.8 | 12.3 | 11.0 |
| Add: Income / (loss) attributable to noncontrolling interests | (9.8) | (6.6) | 5.3 | (8.1) | 10.8 |
| NOI | $ 325.7 | $ 314.2 | $ 1,458.4 | $ 1,432.2 | $ 1,381.1 |

| | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 | Year Ended December 31, 2022 |
|---|---|---|---|---|---|
| Real Property NOI | $ 299.0 | $ 285.3 | $ 1,305.4 | $ 1,249.4 | $ 1,163.0 |
| Home Sales NOI | 18.1 | 21.1 | 96.8 | 114.3 | 143.4 |
| Service, retail dining and entertainment NOI | 8.6 | 7.8 | 56.2 | 68.5 | 74.7 |
| NOI | $ 325.7 | $ 314.2 | $ 1,458.4 | $ 1,432.2 | $ 1,381.1 |

Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information.

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# Net Income to Recurring EBITDA Reconciliation

| (amounts in millions) | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 | Year Ended December 31, 2022 |
|---|---|---|---|---|---|
| Net Income / (Loss) Attributable to SUI Common Shareholders | $ (224.4) | $ (80.9) | $ 89.0 | $ (213.3) | $ 242.0 |
| Adjustments | | | | | |
| Depreciation and amortization | 170.2 | 177.7 | 680.7 | 660.0 | 601.8 |
| Asset impairments | 38.9 | - | 71.4 | 10.1 | 3.0 |
| Goodwill impairment | 180.8 | - | 180.8 | 369.9 | - |
| Loss on extinguishment of debt | - | - | 1.4 | - | 4.4 |
| Interest expense | 83.2 | 85.9 | 350.4 | 325.8 | 229.8 |
| Interest on mandatorily redeemable preferred OP units / equity | - | 0.6 | - | 3.3 | 4.2 |
| Current tax (benefit) / expense | (2.2) | 0.6 | 4.3 | 14.5 | 10.3 |
| Deferred tax benefit | (23.1) | (8.3) | (39.6) | (22.9) | (4.2) |
| Income from nonconsolidated affiliates | (3.0) | (15.5) | (9.5) | (16.0) | (2.9) |
| Less: Gain on dispositions of properties | (16.3) | (13.9) | (202.9) | (11.0) | (12.2) |
| Less: Gain on dispositions of assets, net | (6.0) | (9.0) | (27.1) | (38.0) | (54.9) |
| EBITDA*re* | $ 198.1 | $ 137.2 | $ 1,098.9 | $ 1,082.4 | $ 1,021.3 |
| Adjustments | | | | | |
| Catastrophic event-related charges, net | 16.7 | 6.0 | 27.1 | 3.8 | 17.5 |
| Business combination expense | - | - | 0.4 | 3.0 | 24.7 |
| Loss on remeasurement of marketable securities | - | 8.0 | - | 16.0 | 53.4 |
| (Gain) / loss on foreign currency exchanges | 19.6 | (6.2) | 25.8 | 0.3 | (5.4) |
| Other (income) / expense, net | 2.4 | 2.0 | (3.2) | 7.5 | 2.1 |
| Loss on remeasurement of notes receivable | 35.4 | 103.6 | 36.4 | 106.7 | 0.8 |
| (Gain) / loss on remeasurement of investment in nonconsolidated affiliates | (0.1) | (0.3) | (6.6) | 4.2 | 2.7 |
| Add: Preferred return to preferred OP units / equity interests | 3.2 | 3.3 | 12.8 | 12.3 | 11.0 |
| Add: Income / (loss) attributable to noncontrolling interests | (9.8) | (6.6) | 5.3 | (8.1) | 10.8 |
| Add: Gain on dispositions of assets, net | 6.0 | 9.0 | 27.1 | 38.0 | 54.9 |
| Recurring EBITDA | $ 271.5 | $ 256.0 | $ 1,224.0 | $ 1,266.1 | $ 1,193.8 |

*Source: Company information. Refer to Sun Communities, Inc. Supplemental for the year ended December 31, 2024, as well as Press Releases and SEC Filings after December 31, 2024, for additional information.*

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